NOVEMBER 12, 2015

SUPPLEMENT TO
HARTFORD TOTAL RETURN BOND HLS FUND
(A SERIES OF HARTFORD SERIES FUND, INC.)
 PROSPECTUS DATED MAY 1, 2015,
AS LAST SUPPLEMENTED MAY 7, 2015
AND SUMMARY PROSPECTUS DATED MAY 1, 2015

Effective June 30, 2016, Lucius T. Hill will be retiring and withdrawing from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP (“Wellington Management”), the sub-adviser to the Hartford Total Return Bond HLS Fund (the “Fund”). Accordingly, Mr. Hill will no longer serve as a portfolio manager for the Fund effective as of the same date.

Wellington Management intends for Mr. Hill to maintain his current responsibilities until his retirement. As part of its overall succession planning efforts, Wellington Management has been adding depth and breadth to its fixed income group and believes it is well positioned to transition Mr. Hill’s responsibilities in connection with his retirement. Joseph F. Marvan and Campe Goodman, who currently serve as portfolio managers for the Fund, will remain as portfolio managers for the Fund and Mr. Marvan will assume Mr. Hill’s responsibilities upon his retirement.  Messrs. Marvan and Goodman each has been a portfolio manager for Hartford Total Return Bond HLS Fund since 2012.

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.

November 2015